Exhibit 99.1

Investor Contact:	Media Contact:
Andrey Galiuk	Adrian Sakowicz
Vice President - Corporate Development	Vice President - Communications
and Investor Relations	(630) 743-5039
(630) 743-5131	asakowicz@dovercorp.com
agaliuk@dovercorp.com

DOVER REPORTS FIRST QUARTER 2019 RESULTS; REAFFIRMS FULL YEAR 2019 GUIDANCE

Reports quarterly revenue of $1.7 billion; organic growth of 8.3%

DOWNERS GROVE, Ill., April 18, 2019 — Dover (NYSE: DOV), a diversified global manufacturer, announced its financial results for the first quarter ended March 31, 2019.

First Quarter 2019 Financial Results:

	Three Months Ended March 31,
(dollars in millions, except per share data)	2019	2018	% Change
U.S. GAAP from continuing operations
Revenue	$1,725	$1,638	5%
Earnings	$106	$109	(3)%
Diluted EPS	$0.72	$0.70	3%

Non-GAAP from continuing operations
Adjusted earnings	$182	$141	29%
Adjusted diluted EPS	$1.24	$0.90	38%

For the first quarter ended March 31, 2019, Dover's revenue was $1.7 billion, an increase of 5.3% over the prior year. The increase in the quarter was driven by organic growth of 8.3% and acquisition growth of 0.5%, partially offset by a 3.4% unfavorable impact from foreign exchange ("FX") and decline of 0.1% due to dispositions.

Earnings from continuing operations included acquisition-related amortization costs of $26.7 million and rightsizing and other costs of $3.1 million, representing $0.18 and $0.02 of diluted earnings per share from continuing operations ("EPS"), respectively. In addition, the first quarter included a $46.9 million, or $0.32 of EPS, non-cash after-tax loss on assets held for sale related to Finder Pompe S.r.l. (a supplier of pumps to the upstream oil & gas industry), which was sold on April 2, 2019. Excluding these items, adjusted earnings from continuing operations for the quarter were $182.4 million (+29% over the comparable period in 2018), and adjusted EPS was $1.24 (+38% over the comparable period in 2018).

A full reconciliation between GAAP and adjusted measures is included as an exhibit herein.

Management Commentary:

Dover’s President and Chief Executive Officer, Richard J. Tobin, said, “Our solid results for the first quarter of 2019 were driven by our businesses winning with their customers and executing on their productivity and cost structure initiatives.

“Revenue growth was driven primarily by constructive trading conditions across our Fluids and Engineered Systems segments, which posted comparable organic growth rates of 15.1% and 5.8%, respectively, as a result of healthy backlogs and increased throughput in our retail fueling platforms. Refrigeration and Food Equipment organic revenue was up 0.7% in the first quarter, with Dover Food Retail posting a 1.9% organic revenue increase as a result of the modestly improved demand conditions as we had forecasted.

“As a result of our encouraging start in 2019, Dover is reaffirming our full year 2019 adjusted EPS guidance of $5.65 to $5.85."

Conference Call Information:

Dover will host a webcast and conference call to discuss its first quarter 2019 results at 10:00 A.M. Eastern Time (9:00 A.M. Central Time) on Thursday, April 18, 2019. The webcast can be accessed on the Dover website at dovercorporation.com. The conference call will also be made available for replay on the website. Additional information on Dover’s first quarter results and its operating segments can be found on the Company’s website.

About Dover:

Dover is a diversified global manufacturer with annual revenue of approximately $7 billion. We deliver innovative equipment and components, specialty systems, consumable supplies, software and digital solutions, and support services through three operating segments: Engineered Systems, Fluids and Refrigeration & Food Equipment. Dover combines global scale with operational agility to lead the markets we serve. Recognized for our entrepreneurial approach for over 60 years, our team of 24,000 employees takes an ownership mindset, collaborating with customers to redefine what’s possible. Headquartered in Downers Grove, Illinois, Dover trades on the New York Stock Exchange under “DOV.” Additional information is available at dovercorporation.com.

Forward-Looking Statements:

This press release contains "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. All statements in this document other than statements of historical fact are statements that are, or could be deemed, “forward-looking” statements. Forward-looking statements are subject to numerous important risks, uncertainties, assumptions and other factors, some of which are beyond the Company’s control. Factors that could cause actual results to differ materially from current expectations include, among other things, general economic conditions and conditions in the particular markets in which we operate, changes in customer demand and capital spending, competitive factors and pricing pressures, our ability to develop and launch new products in a cost-effective manner, our ability to realize synergies from newly acquired businesses, and our ability to derive expected benefits from restructuring, productivity initiatives and other cost reduction actions. For details on the risks and uncertainties that could cause our results to differ materially from the forward-looking statements contained herein, we refer you to the documents we file with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2018, and our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. These documents are available from the Securities and Exchange Commission, and on our website, dovercorporation.com. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

INVESTOR SUPPLEMENT - FIRST QUARTER 2019

DOVER CORPORATION
CONSOLIDATED STATEMENTS OF EARNINGS
(unaudited)(in thousands, except per share data)

	Three Months Ended March 31,
	2019	2018
Revenue	$1,724,757	$1,637,671
Cost of goods and services	1,101,215	1,034,842
Gross profit	623,542	602,829
Selling, general, and administrative expenses	408,466	435,026
Loss on assets held for sale	46,946	—
Operating earnings	168,130	167,803
Interest expense	31,808	35,640
Interest income	(890)	(2,057)
Other income, net	(1,106)	(30)
Earnings before provision for income taxes	138,318	134,250
Provision for income taxes	32,613	24,841
Earnings from continuing operations	105,705	109,409
Earnings from discontinued operations, net	—	22,025
Net earnings	$105,705	$131,434

Basic earnings per share*:
Earnings from continuing operations	$0.73	$0.71
Earnings from discontinued operations, net	—	0.14
Net earnings	$0.73	$0.85

Weighted average shares outstanding	145,087	154,520
Diluted earnings per common share*:
Earnings from continuing operations	$0.72	$0.70
Earnings from discontinued operations, net	—	0.14
Net earnings	$0.72	$0.84

Weighted average shares outstanding	146,911	157,090

Dividends paid per common share	$0.48	$0.47

* Per share data may be impacted by rounding.

DOVER CORPORATION
QUARTERLY SEGMENT INFORMATION
(unaudited)(in thousands)

	2019	2018
	Q1	Q1	Q2	Q3	Q4	FY 2018
REVENUE
Engineered Systems
Printing & Identification	$282,086	$282,522	$299,834	$283,232	$296,843	$1,162,431
Industrials	405,105	389,104	403,155	388,302	399,956	1,580,517
	687,191	671,626	702,989	671,534	696,799	2,742,948

Fluids	703,224	628,098	693,666	690,065	785,509	2,797,338

Refrigeration & Food Equipment	334,643	338,235	401,766	386,214	326,878	1,453,093

Intra-segment eliminations	(301)	(288)	(327)	(410)	(236)	(1,261)
Total consolidated revenue	$1,724,757	$1,637,671	$1,798,094	$1,747,403	$1,808,950	$6,992,118

NET EARNINGS
Segment Earnings:
Engineered Systems	$123,074	$102,066	$126,649	$108,714	$113,841	$451,270
Fluids [1]	52,221	67,348	93,028	101,207	128,221	389,804
Refrigeration & Food Equipment	24,807	29,182	51,372	42,434	13,131	136,119
Total segments	200,102	198,596	271,049	252,355	255,193	977,193
Corporate expense / other	30,866	30,763	30,050	30,207	38,704	129,724
Interest expense	31,808	35,640	32,125	31,192	32,015	130,972
Interest income	(890)	(2,057)	(2,563)	(2,060)	(2,201)	(8,881)
Earnings before provision for income taxes	138,318	134,250	211,437	193,016	186,675	725,378
Provision for income taxes	32,613	24,841	44,981	35,711	28,700	134,233
Earnings from continuing operations	105,705	109,409	166,456	157,305	157,975	591,145
Earnings (loss) from discontinued operations, net	—	22,025	(26,497)	—	(16,406)	(20,878)
Net earnings	$105,705	$131,434	$139,959	$157,305	$141,569	$570,267

SEGMENT MARGIN
Engineered Systems	17.9%	15.2%	18.0%	16.2%	16.3%	16.5%
Fluids [1]	7.4%	10.7%	13.4%	14.7%	16.3%	13.9%
Refrigeration & Food Equipment	7.4%	8.6%	12.8%	11.0%	4.0%	9.4%
Total segment operating margin	11.6%	12.1%	15.1%	14.4%	14.1%	14.0%

DEPRECIATION AND AMORTIZATION EXPENSE
Engineered Systems	$17,795	$19,239	$19,203	$18,204	$19,233	$75,879
Fluids	35,426	34,449	34,981	34,954	36,060	140,444
Refrigeration & Food Equipment	13,011	13,579	13,524	13,533	19,841	60,477
Corporate	1,506	1,358	1,595	1,399	1,428	5,780
Total depreciation and amortization expense	$67,738	$68,625	$69,303	$68,090	$76,562	$282,580

1 Q1 2019 includes a $46,946 loss on assets held for sale for Finder Pompe S.r.l. ("Finder"). Excluding this loss, Fluids segment earnings was $99,167 and segment margin was 14.1%.

DOVER CORPORATION
QUARTERLY SEGMENT INFORMATION
(continued)
(unaudited)(in thousands)

	2019	2018
	Q1	Q1	Q2	Q3	Q4	FY 2018
BOOKINGS
Engineered Systems
Printing & Identification	$280,658	$284,437	$306,770	$271,367	$295,963	$1,158,537
Industrials	414,786	466,722	412,780	390,606	481,172	1,751,280
	695,444	751,159	719,550	661,973	777,135	2,909,817

Fluids	712,856	703,461	737,340	723,996	734,943	2,899,740

Refrigeration & Food Equipment	376,998	372,701	428,816	331,979	341,221	1,474,717

Intra-segment eliminations	(682)	(624)	33	(549)	(584)	(1,724)

Total consolidated bookings	$1,784,616	$1,826,697	$1,885,739	$1,717,399	$1,852,715	$7,282,550

BACKLOG
Engineered Systems
Printing & Identification	$121,374	$135,915	$137,019	$126,609	$122,028
Industrials	448,137	376,474	372,525	367,963	438,546
	569,511	512,389	509,544	494,572	560,574

Fluids	538,888	544,250	564,959	588,632	523,791

Refrigeration & Food Equipment	311,632	283,250	309,440	255,783	268,991

Intra-segment eliminations	(377)	(389)	(134)	(58)	(185)

Total consolidated backlog	$1,419,654	$1,339,500	$1,383,809	$1,338,929	$1,353,171

DOVER CORPORATION
QUARTERLY EARNINGS PER SHARE
(unaudited)(in thousands, except per share data*)

Earnings Per Share
	2019	2018
	Q1	Q1	Q2	Q3	Q4	FY 2018
Basic earnings (loss) per common share:
Continuing operations	$0.73	$0.71	$1.10	$1.07	$1.08	$3.94
Discontinued operations	—	0.14	(0.17)	—	(0.11)	(0.14)
Net earnings	$0.73	$0.85	$0.92	$1.07	$0.97	$3.80

Diluted earnings (loss) per common share:
Continuing operations	$0.72	$0.70	$1.08	$1.05	$1.07	$3.89
Discontinued operations	—	0.14	(0.17)	—	(0.11)	(0.14)
Net earnings	$0.72	$0.84	$0.91	$1.05	$0.96	$3.75

Net earnings (loss) and weighted average shares used in calculated earnings per share amounts are as follows:
Net earnings (loss):
Continuing operations	$105,705	$109,409	$166,456	$157,305	$157,975	$591,145
Discontinued operations	—	22,025	(26,497)	—	(16,406)	(20,878)
Net earnings	$105,705	$131,434	$139,959	$157,305	$141,569	$570,267

Weighted average shares outstanding:
Basic	145,087	154,520	151,744	147,344	146,007	149,874
Diluted	146,911	157,090	153,938	149,457	147,940	152,133

* Per share data may be impacted by rounding.

Non-GAAP Reconciliations

Adjusted Earnings Per Share (Non-GAAP)
Earnings from continuing operations are adjusted by the effect of acquisition-related amortization, rightsizing and other costs, loss on assets held for sale, and the Tax Cuts and Jobs Act to derive adjusted earnings from continuing operations and adjusted diluted earnings per common share as follows:
	2019	2018
	Q1	Q1	Q2	Q3	Q4	FY 2018
Adjusted earnings:
Earnings from continuing operations	$105,705	$109,409	$166,456	$157,305	$157,975	$591,145
Acquisition-related amortization, pre-tax [1]	35,635	38,150	38,072	34,997	35,078	146,297
Acquisition-related amortization, tax impact [2]	(8,964)	(9,716)	(9,683)	(8,785)	(8,817)	(37,001)
Rightsizing and other costs, pre-tax [3]	3,963	4,371	6,808	24,201	37,448	72,828
Rightsizing and other costs, tax impact [2]	(861)	(797)	(1,448)	(4,477)	(7,809)	(14,531)
Loss on assets held for sale [4]	46,946	—	—	—	—	—
Tax Cuts and Jobs Act [5]	—	—	—	—	(2,832)	(2,832)
Adjusted earnings from continuing operations	$182,424	$141,417	$200,205	$203,241	$211,043	$755,906

Adjusted diluted earnings per common share*:
Diluted earnings per share from continuing operations	$0.72	$0.70	$1.08	$1.05	$1.07	$3.89
Acquisition-related amortization, pre-tax [1]	0.24	0.24	0.25	0.23	0.24	0.96
Acquisition-related amortization, tax impact [2]	(0.06)	(0.06)	(0.06)	(0.06)	(0.06)	(0.24)
Rightsizing and other costs, pre-tax [3]	0.03	0.03	0.04	0.16	0.25	0.48
Rightsizing and other costs, tax impact [2]	(0.01)	(0.01)	(0.01)	(0.03)	(0.05)	(0.10)
Loss on assets held for sale [4]	0.32	—	—	—	—	—
Tax Cuts and Jobs Act [5]	—	—	—	—	(0.02)	(0.02)
Adjusted diluted earnings per share from continuing operations	$1.24	$0.90	$1.30	$1.36	$1.43	$4.97

[1] Includes amortization on acquisition-related intangible assets and inventory step-up.
[2] Adjustments were tax effected using the statutory tax rates in the applicable jurisdictions or the effective tax rate, where applicable, for each period.
[3] Rightsizing and other costs include actions taken on employee reductions, facility consolidations and site closures, product line exits and other associated asset charges.
[4] Represents a loss on assets held for sale of Finder. Under local law, no tax benefit is realized from the loss on the sale of a wholly-owned business.
[5] 2018 tax benefits related to additional Tax Cuts and Jobs Act regulatory guidance covered by SAB 118.
* Per share data and totals may be impacted by rounding.

DOVER CORPORATION
ADDITIONAL INFORMATION
(unaudited)(in thousands)

Quarterly Cash Flow

	2019	2018
	Q1	Q1	Q2	Q3	Q4	FY 2018
Net Cash Flows Provided By (Used In):
Operating activities	$24,524	$15,535	$159,205	$243,944	$370,509	$789,193
Investing activities	(217,690)	(122,597)	(51,606)	(35,922)	(35,355)	(245,480)
Financing activities	36,067	(289,103)	(227,734)	(232,476)	(148,525)	(897,838)

Quarterly Free Cash Flow (Non-GAAP)

	2019	2018
	Q1	Q1	Q2	Q3	Q4	FY 2018
Cash flow from operating activities	$24,524	$15,535	$159,205	$243,944	$370,509	$789,193
Less: Capital expenditures	(37,122)	(44,678)	(51,686)	(38,192)	(36,438)	(170,994)
Free cash flow	$(12,598)	$(29,143)	$107,519	$205,752	$334,071	$618,199

Free cash flow as a percentage of revenue	(0.7)%	(1.8)%	6.0%	11.8%	18.5%	8.8%

Revenue Growth Factors

	Three Months Ended March 31, 2019
	Engineered Systems	Fluids	Refrigeration & Food Equipment	Total
Organic	5.8%	15.1%	0.7%	8.3%
Acquisitions	—%	1.3%	—%	0.5%
Dispositions	—%	(0.3)%	—%	(0.1)%
Currency translation	(3.5)%	(4.1)%	(1.8)%	(3.4)%
Total *	2.3%	12.0%	(1.1)%	5.3%

* Totals may be impacted by rounding.

Non-GAAP Disclosures

In an effort to provide investors with additional information regarding our results as determined by GAAP, Management also discloses non-GAAP information that Management believes provides useful information to investors. Adjusted earnings from continuing operations, adjusted diluted earnings per share from continuing operations, free cash flow, and organic revenue growth are not financial measures under GAAP and should not be considered as a substitute for earnings from continuing operations, diluted earnings per share from continuing operations, cash flows from operating activities, or revenue as determined in accordance with GAAP, and they may not be comparable to similarly titled measures reported by other companies.

Adjusted earnings from continuing operations represents earnings from continuing operations adjusted for the effect of acquisition-related amortization, rightsizing and other costs, loss on assets held for sale, and the Tax Cuts and Jobs Act. We exclude after-tax acquisition-related amortization because the amount and timing of such charges are significantly impacted by the timing, size, number and nature of the acquisitions the Company consummates. We exclude the other items because they occur for reasons that may be unrelated to the Company's commercial performance during the period and/or Management believes they are not indicative of the Company's ongoing operating costs or gains in a given period. Management believes this information is useful to investors to better understand the Company’s ongoing profitability as it will better reflect the Company's core operating results, offer more transparency and facilitate easier comparability to prior and future periods and to its peers. Adjusted diluted earnings per share from continuing operations represents adjusted earnings from continuing operations divided by average diluted shares.

Free cash flow represents net cash provided by operating activities minus capital expenditures. Management believes that free cash flow is an important measure of operating performance because it provides management and investors a measurement of cash generated from operations that is available for mandatory payment obligations and investment opportunities, such as funding acquisitions, paying dividends, repaying debt and repurchasing our common stock.

Management believes that reporting organic revenue growth, which excludes the impact of foreign currency exchange rates and the impact of acquisitions and dispositions, provides a useful comparison of our revenue performance and trends between periods.